UNITED STATES
SECURITIES AND EXCHANGE COMMISSION


Washington, D.C. 20549



FORM 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: June 15, 1998



                   TYREX OIL COMPANY
 (Exact Name of Registrant as specified in its charter)




          Wyoming             	0-9358	      	83-0245581
(State or other jurisdiction	(Commission			(I.R.S. Employer
	of incorporation)          	File Number)	Identification No.)



       	6886 S. Yosemite Street
        	Englewood, Colorado			                		80112
	(Address of principal executive offices)		    (Zip Code)



                            (303) 741-9123
         (Registrant's telephone number, including area code)






Item 4.  Change in Registrant's Certifying Accountant

	(a)(1)(i) 	On June 15, 1998, the Registrant's independent accountants, John M.
 Hanson & Company, P.C. ("Hanson") informed the Registrant that Hanson was resigning the engagement due to Hanson's decision to, as a firm, cease performing SEC engagements.  (See resignation letter attached as
 Exhibit 1.)

	(a)(1)(ii) 	The report on the Registrant's financial statements for the
 past two years as rendered by Hanson did not contain a disclaimer, adverse opinion and was not qualified or modified as to uncertainty, audit, scope or accounting principles.

	(a)(1)(iii)	Not applicable.

	(a)(1)(iv)	During the Registrant's two most recent fiscal years and through the date of Hanson's resignation, there were no disagreements with Hanson on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

	(a)(1)(v)	Not applicable.


Item 7. Financial Statements and Exhibits

	(c)	Exhibits.
		Letter regarding resignation
		   of certifying accountant.                          		Exhibit I




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          	Tyrex Oil Company
                                           	(Registrant)

Date:  June 17, 1998                	By:  /s/ Frederick J. Slack
                                           	Frederick J. Slack,
                                         	Chief Executive Officer

Exhibit 1

June 15, 1998

Paul Kaufhold
Chief Financial Officer
Tyrex Oil Company
6886 So. Yosemite St.
Englewood, CO  80112

Dear Mr. Kaufhold:

This is to notify you that John M. Hanson & Company, P.C., decided to cease performing SEC engagements, and accordingly is resigning from the client-auditor relationship between Tyrex Oil Company (Commission File Number 0-9358) and John M. Hanson & company, P.C., and that the client-auditor relationship has ceased.

Sincerely,

/s/ John M. Hanson & Company, P.C.

John M. Hanson & Company, P.C.

cc:	FAX (202) 942-9656
	SEC Office of the Chief Accountant
	Attn:  SECPS Letter File
	Mail stop 9-5